UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PALISADE BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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P.O. BOX 8016, CARY, NC 27512-9903

Palisade Bio, Inc.

Important Notice Regarding the

Availability of Proxy Materials

Stockholders Meeting to be held on

November 18, 2021

For Stockholders as of record on October 01, 2021

This communication presents only an overview of the more
complete proxy materials that are available to you on the
Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all
of the important information contained in the proxy
materials before voting.

To view the proxy materials, and to obtain directions to
attend meeting, go to: www.proxydocs.com/PALI

To vote your proxy while visiting this site, you will need the
12 digit control number in the box below.

Under United States Securities and Exchange Commission
rules, proxy materials do not have to be delivered in paper.
Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/PALI

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before November 08, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/PALI	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Palisade Bio, Inc.

Meeting Type: Annual Meeting of Stockholders

Date: Thursday, November 18, 2021

Time: 10:00 AM, Pacific Time

Place: Annual Meeting to be held live via the Internet - please visit

www.proxydocs.com/PALI for more details

You must register to attend the meeting online and/or participate at www.proxydocs.com/PALI

SEE REVERSE FOR FULL AGENDA

Palisade Bio, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.	Elect two Class I directors to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

1.01 Stephanie C. Diaz

1.02 Dr. Cristina Csimma

2.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	Approve an amendment to the Company’s 2021 Equity Incentive Plan.

4.	Approve, on an advisory basis, the executive compensation as disclosed in the proxy statement.